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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 10, 2001
                                                        ------------------

                             ADMIRALTY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      0-24891                   65-0405207
          --------                      -------                   ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

                 4400 PGA Boulevard
            Palm Beach Gardens, Florida                         33410
            ---------------------------                         -----
      (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code (561) 624-4701
                                                          ----------------

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Item 5. Other events.

         The Registrant issued a press release on January 10, 2001 announcing that its subsidiary, Admiralty Bank, has exceeded $300 million in total assets. On January 16, 2001, the Registrant issued a press release announcing its results for 2000.

Item 7. Exhibits.

         The following exhibits are filed with this Current Report on Form 8-K.

         Exhibit No.                        Description
         -----------                        -----------
           99(a) Press Release dated January 10, 2000 announcing that the Bank has exceeded $300 million in assets.

           99(b) Press Release dated January 16, 2000 announcing the Registrant's results for 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Admiralty Bancorp, Inc., has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ADMIRALTY BANCORP, INC.
                                       -----------------------------------------
                                       (Registrant)


Dated: January 16, 2001                By: /s/ WARD KELLOGG
                                          --------------------------------------
                                           WARD KELLOGG
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

Exhibit No.       Description
-----------       -----------

   99(a) Press Release dated January 10, 2000 announcing that the Bank has exceeded $300 million in assets.

   99(b) Press Release dated January 16, 2000 announcing the Registrant's results for 2000.